SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C.  20549




                             FORM 8-K

                           CURRENT REPORT




              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


              Date of Report:  October 12, 1995
               (Date of earliest event reported)



                      FORD MOTOR COMPANY
      (Exact name of registrant as specified in its charter)


                          Delaware
       (State or other jurisdiction of incorporation)


       1-3950	                                 38-0549190
(Commission File Number)             (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                      48121
(Address of principal executive offices)		                 (Zip Code)



     Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.

    	News release dated October 12, 1995, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                                  EXHIBITS


Designation		             	Description	              		Method of Filing
----------                 -----------                 ----------------

Exhibit 20              			News release dated	        Filed with this Report
				                       October 12, 1995.



                                  SIGNATURE


   	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                              						FORD MOTOR COMPANY
                                						(Registrant)


Date:  October 12, 1995          			By:/s/T. J. DeZure
						                                 T. J. DeZure
                              						   Assistant Secretary







                               EXHIBIT INDEX


DESIGNATION              			DESCRIPTION                   			PAGE
-----------                 -----------                      ----
Exhibit 20	             			News release dated
				                      	April 4, 1995.




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